UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-10093

T. Rowe Price U.S. Bond Enhanced Index Fund, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: October 31

Date of reporting period: April 30, 2011

Item 1: Report to Shareholders

U.S. Bond Enhanced Index Fund	April 30, 2011

The views and opinions in this report were current as of April 30, 2011. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

Investment-grade U.S. bonds produced flat returns over the six months ended April 30, 2011, as early weakness in many sectors was offset by broad gains late in the period. Expectations of stronger economic growth and higher inflation caused Treasury prices to fall for five consecutive months before rebounding in April amid signs of a slowing economy. Credit-sensitive sectors outperformed Treasuries throughout the six-month period. The U.S. Bond Enhanced Index Fund’s return narrowly exceeded that of the broad Barclays Capital U.S. Aggregate Index over the past six months.

ECONOMY AND INTEREST RATES

U.S. economic growth appeared to be regaining momentum as 2010 came to a close. Business activity continued to expand, and consumer income and spending grew steadily. Private employers added to payrolls, helping to gradually push down an elevated unemployment rate. At major U.S. corporations, a combination of revenue growth and cost reductions led to annual profits that generally exceeded analysts’ expectations and, as a whole, approached record levels achieved prior to the 2008 credit crisis.

Meanwhile, continued monetary and fiscal stimulus supported the economy. In early November, the Fed formally announced plans to begin a second program of quantitative easing—commonly referred to as “QE2”—in which the central bank would purchase $600 billion of Treasuries by mid-2011 with the goal of driving down borrowing costs and adding liquidity to the financial system. In December, the White House and Congress agreed to extend expiring Bush-era tax cuts for two years while also extending unemployment benefits and initiating a temporary Social Security payroll tax cut. As a result of the infusions of dollars into the financial system and consumers’ pockets, many economists raised their growth forecasts.

Dark clouds emerged on the international front in the first quarter of 2011 that threatened to stall the domestic recovery. An eruption of political unrest quickly spread across the Middle East and North Africa, causing oil prices to surge on fears of supply disruptions. In mid-March, northeastern Japan suffered a devastating earthquake and tsunami that set off a nuclear crisis and disrupted global manufacturing supply chains. The sovereign debt crisis on the periphery of Europe also continued to generate uncertainty and occasional flights into investments perceived to be safe havens.

Indeed, there were signs of slowing growth in the U.S. According to the Commerce Department’s preliminary estimates, the economy expanded by only 1.8% in the first quarter of 2011—well below its 3.1% pace in the previous quarter. The housing market appeared to have not yet found a bottom, while higher gasoline prices eroded consumer purchasing power. Despite higher inflation expectations arising from the increase in energy and commodities prices, the Federal Reserve reported in April that its members expected “these effects to be transitory.” The Fed said it intends to complete its QE2 purchases at the end of June but made no indication that it would move to raise the fed funds target rate from its near 0% level any time soon.

MARKET NEWS

The domestic bond market produced mixed results over the past six months. Despite volatility late in the period, commercial mortgage-backed securities (CMBS) posted strong returns thanks to continued investor demand for higher-yielding assets, scarce supply, and improving economic sentiment. Agency mortgage-backed securities (MBS) also outperformed the overall investment-grade market, though returns were considerably more subdued. The asset class benefited from generally favorable valuations and fewer prepayments as mortgage rates rose. MBS also experienced solid demand, as demonstrated by the market’s successful absorption of sales by the Treasury Department of some of its $142 billion mortgage portfolio acquired during the financial crisis. Corporate bonds were another area of relative strength, benefiting from exceptional corporate profits, fortified balance sheets, and demand from investors seeking both good quality and yield.

Treasuries generally declined amid increased optimism about the economic recovery early in the period, concerns about food- and energy-driven inflation, and growing worries about the fiscal stability of the U.S. government. On April 18, the Standard & Poor’s credit rating agency affirmed its top AAA rating on Treasury securities but lowered its long-term outlook to “negative” from “stable” for the first time ever. The revised outlook raises the possibility of a credit rating downgrade within the next two years, a move that could increase borrowing costs and exacerbate the government’s fiscal problems if U.S. policymakers fail to reach a consensus on an effective strategy to tackle mounting deficits. Contrary to conventional wisdom, Treasury yields reversed the upward trajectory they had followed since last autumn and fell following the S&P announcement, perhaps due to investors seeking refuge in Treasuries amid signs of a worsening situation in Europe and slower economic growth at home. The decline in yields in late April helped Treasuries trim their losses, but they still lagged other sectors by a wide margin over the full period. Longer-term bonds underperformed shorter-term issues.

PERFORMANCE REVIEW

The U.S. Bond Enhanced Index Fund returned 0.08% in the six-month period ended April 30, 2011, versus 0.02% for the unmanaged Barclays Capital U.S. Aggregate Index. The fund’s net asset value declined by $0.20 over the past six months, but the lower price per share was offset by a comparable amount of dividend income. The fund’s 30-day SEC yield increased from 2.72% to 3.01% as Treasury yields climbed. The portfolio’s duration and weighted average maturity increased over the period, making the fund somewhat more sensitive to interest rate fluctuations, but ended slightly below those of the benchmark (see the glossary for definitions).

On February 3, 2011, the fund’s Board of Directors approved changing the fund’s investment objective so that it seeks to provide a total return that matches or incrementally exceeds the performance of the U.S. investment-grade bond market. Previously, the fund aimed to match the performance of the Barclays index after subtracting expenses. The fund will remain an index fund, but, based on our views as to the relative value or attractiveness of a specific sector or characteristic—such as interest rate sensitivity and credit quality—we will place a slightly greater or lesser emphasis on these areas than the benchmark in an effort to gain a small performance advantage. The fund will also focus slightly more on security selection than would a typical passively managed fund that attempts to simply replicate an index. The objective change was approved by a majority of the fund’s shareholders at a meeting held on April 21, 2011. To better reflect the fund’s new investment objective, which took effect shortly after the end of the reporting period, the fund was renamed the T. Rowe Price U.S. Bond Enhanced Index Fund.

We largely maintained our recent positioning throughout the period, which has been to overweight CMBS, MBS, investment-grade corporate bonds, and asset-backed securities (ABS). The fund’s largest overweight is to corporates (+3.1%), based on the sector’s strong fundamentals, sturdy balance sheets, and a favorable economic outlook. We increased this overweight position slightly, as we did with our overweights in CMBS (+2.1%) and MBS (+1.5%). CMBS should benefit from a number of factors, including negative net issuance, a situation that occurs when more securities are redeemed than issued. MBS stand to continue benefiting from declining prepayment rates. ABS are appealing due to their limited supply and anticipated demand from investors seeking a substitute for low-yielding cash. Our largest underweight position is in Treasuries (-8.1%) because we believe that government bond yields will trend upward—and their prices will decline—over the longer term in response to an improving economy, higher inflation, concerns about federal deficits, and the expected end of monetary accommodation by the Federal Reserve.

The fund’s asset allocation was the primary driver of its marginal outperformance of the Barclays index. The main contributor to our relative results was the fund’s underweight position in Treasuries, the only asset class to suffer a meaningful decline. Other contributors were our overweight allocations to CMBS, which produced the strongest return by far, and investment-grade corporate credit. Security selection in MBS, the largest weighting in the fund and index, was particularly strong and contributed to the fund’s relative results.

As shown in the Security Diversification chart, MBS, corporate bonds, and Treasuries accounted for approximately 81% of the portfolio. The next-largest allocation was in government-related securities, such as agency debt and dollar-denominated foreign obligations, with the remaining assets spread across ABS, CMBS, taxable municipal bonds, and cash reserves.

OUTLOOK

The upcoming end of the Fed’s second round of quantitative easing has raised uncertainty about the direction of interest rates. Those with a bearish outlook for bonds argue that the departure of a major buyer from the market will cause government borrowing costs to rise, which could result in higher rates for other types of borrowers. Others counter that QE2 bolstered the economic recovery and encouraged investors to purchase riskier assets. When central bank support disappears, investors may shift back into Treasuries—particularly if economic data fail to impress or disruptive events such as the European debt crisis stimulate risk aversion.

Regardless of where rates move in the near term, Treasury yields at current levels offer limited compensation for interest rate risk. At the same time, more credit-sensitive sectors have recently performed well, making valuations less compelling. We are now looking to position the fund more defensively in these areas by taking steps such as increasing the quality or reducing the interest rate sensitivity of our holdings. As we have mentioned in recent reports, we believe that we have entered a period in which dividend income will play a more important role in total return than price appreciation. Maintaining exposure to investment-grade bonds is an important component of a balanced portfolio, and we believe that a diversified bond fund with the flexibility to make strategic allocation adjustments as opportunities arise can serve investors well in an uncertain rate environment.

Respectfully submitted,

Robert M. Larkins
President of the fund and chairman of its Investment Advisory Committee

May 11, 2011

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF INVESTING IN FIXED INCOME SECURITIES

Funds that invest in fixed income securities are subject to price declines due to rising interest rates, with long-term securities generally most sensitive to rate fluctuations. Other risks include credit rating downgrades and defaults on scheduled interest and principal payments. MBS are subject to prepayment risk, particularly if falling rates lead to heavy refinancing activity, and extension risk, which is an increase in interest rates that causes a fund’s average maturity to lengthen unexpectedly due to a drop in mortgage prepayments. This would increase the fund’s sensitivity to rising interest rates and its potential for price declines.

GLOSSARY

Barclays Capital U.S. Aggregate Index: A widely used benchmark for the domestic investment-grade bond market, including corporate, government, and mortgage-backed securities. The index typically includes more than 5,000 fixed income securities with an overall intermediate- to long-term average maturity.

Duration: A measure of a bond fund’s sensitivity to changes in interest rates. For example, a fund with a duration of six years would fall about 6% in price in response to a one-percentage-point rise in interest rates, and vice versa.

Federal funds rate (or target rate): The interest rate charged on overnight loans of reserves by one financial institution to another in the United States. The Federal Reserve sets a target federal funds rate to affect the direction of interest rates.

SEC yield (30 day): A method of calculating a fund’s yield that assumes all portfolio securities are held until maturity. Yield will vary and is not guaranteed.

Weighted average maturity: A measure of a fund’s interest rate sensitivity. In general, the longer the average maturity, the greater the fund’s sensitivity to interest rate changes. The weighted average maturity may take into account the interest rate readjustment dates for certain securities.

Performance and Expenses

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and actual expenses. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an account maintenance fee that is not included in the accompanying table. The account maintenance fee is charged on a quarterly basis, usually during the last week of a calendar quarter, and applies to accounts with balances below $10,000 on the day of the assessment. The fee is charged to accounts that fall below $10,000 for any reason, including market fluctuations, redemptions, or exchanges. When an account with less than $10,000 is closed either through redemption or exchange, the fee is charged and deducted from the proceeds. The fee applies to IRAs but not to retirement plans directly registered with T. Rowe Price Services or accounts maintained by intermediaries through NSCC® Networking. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

PORTFOLIO OF INVESTMENTS ‡

(Amounts in 000s)

	$ Par/Shares	Value
CORPORATE BONDS 22.7%		
FINANCIAL INSTITUTIONS 9.6%		
Banking 6.5%		
Abbey National Treasury Services, 3.875%, 11/10/14 (1)	450	460
American Express, 8.125%, 5/20/19	590	750
American Express Credit, 5.30%, 12/2/15	250	274
American Express Credit, 5.875%, 5/2/13	150	162
American Express Credit, 7.30%, 8/20/13	175	196
Australia & New Zealand Banking, 3.70%, 1/13/15 (1)	250	260
Banc One, 7.625%, 10/15/26	4	5
Bank of America, 3.125%, 6/15/12 (2)	1,100	1,134
Bank of America, 3.625%, 3/17/16	500	502
Bank of America, 4.875%, 1/15/13 (3)	100	105
Bank of America, 5.65%, 5/1/18	1,025	1,089
Bank of America, 6.00%, 10/15/36	300	300
Bank of America, 7.375%, 5/15/14	450	513
Bank of New York Mellon, 1.50%, 1/31/14	300	301
Bank of New York Mellon, 5.45%, 5/15/19 (3)	340	377
Barclays Bank, 5.00%, 9/22/16	275	296
Barclays Bank, 5.125%, 1/8/20	300	309
Barclays Bank, 6.75%, 5/22/19 (3)	200	229
BB&T, 2.05%, 4/28/14	600	601
BB&T, 4.75%, 10/1/12	95	100
BB&T, 5.25%, 11/1/19	200	211
BB&T, 5.70%, 4/30/14	300	332
BNP Paribas, 3.60%, 2/23/16	400	406
BPCE, 2.375%, 10/4/13 (1)	700	699
Capital One Bank, 6.50%, 6/13/13	300	329
Capital One Financial, 7.375%, 5/23/14	220	256
Charter One Bank, 6.375%, 5/15/12	200	209

Citigroup, 4.587%, 12/15/15	350	369
Citigroup, 5.375%, 8/9/20	450	470
Citigroup, 5.50%, 4/11/13	200	214
Citigroup, 5.50%, 10/15/14	475	517
Citigroup, 5.85%, 7/2/13	300	325
Citigroup, 6.00%, 2/21/12	13	14
Citigroup, 6.375%, 8/12/14	200	223
Citigroup, 6.50%, 8/19/13	300	330
Citigroup, 8.50%, 5/22/19	600	749
Commonwealth Bank of Australia, 5.00%, 11/6/12 (1)(3)	250	264
Commonwealth Bank of Australia, 5.00%, 10/15/19 (1)(3)	425	440
Countrywide Financial, 6.25%, 5/15/16	86	93
Credit Suisse First Boston (USA), 5.125%, 1/15/14 (3)	500	546
Credit Suisse First Boston (USA), 6.50%, 1/15/12 (3)	300	312
Credit Suisse First Boston (USA), 7.125%, 7/15/32	200	238
Credit Suisse Group, 5.30%, 8/13/19	300	320
Deutsche Bank AG/London, 3.875%, 8/18/14	225	236
Goldman Sachs, 3.625%, 2/7/16	600	606
Goldman Sachs, 3.70%, 8/1/15	350	359
Goldman Sachs, 5.625%, 1/15/17	400	425
Goldman Sachs, 6.00%, 5/1/14	155	171
Goldman Sachs, 6.15%, 4/1/18	525	581
Goldman Sachs, 6.60%, 1/15/12	657	684
Goldman Sachs, 6.75%, 10/1/37	455	471
Goldman Sachs Capital I, 6.345%, 2/15/34	50	49
HSBC Bank USA, 4.625%, 4/1/14	550	590
HSBC Bank USA, 5.875%, 11/1/34	550	555
HSBC Holdings, 5.25%, 12/12/12	100	106
JPMorgan Chase, 4.65%, 6/1/14	375	405

JPMorgan Chase, 4.75%, 5/1/13	175	186
JPMorgan Chase, 4.875%, 3/15/14 (3)	210	225
JPMorgan Chase, 5.75%, 1/2/13	130	139
JPMorgan Chase, 6.00%, 1/15/18	900	1,001
JPMorgan Chase, 6.30%, 4/23/19	295	332
JPMorgan Chase Capital XXII, 6.45%, 1/15/87	250	253
KeyCorp, 3.75%, 8/13/15	500	513
Lloyds TSB Bank, 4.875%, 1/21/16	250	262
Lloyds TSB Bank, 6.50%, 9/14/20 (1)(3)	600	610
Merrill Lynch, 5.00%, 1/15/15	200	214
Merrill Lynch, 6.22%, 9/15/26	100	101
Merrill Lynch, 6.40%, 8/28/17	400	444
Merrill Lynch, 6.875%, 4/25/18	200	226
Merrill Lynch, 6.875%, 11/15/18	65	73
Merrill Lynch, 7.75%, 5/14/38	150	175
Morgan Stanley, 3.80%, 4/29/16	405	407
Morgan Stanley, 4.00%, 7/24/15	300	308
Morgan Stanley, 4.75%, 4/1/14 (3)	975	1,024
Morgan Stanley, 5.625%, 1/9/12	250	259
Morgan Stanley, 6.25%, 8/9/26	175	189
Morgan Stanley, 6.625%, 4/1/18	450	501
NationsBank, 7.25%, 10/15/25	10	11
Northern Trust, 3.45%, 11/4/20	260	249
Northern Trust, 6.50%, 8/15/18	400	466
PNC Bank, 4.875%, 9/21/17	250	266
PNC Funding, 6.70%, 6/10/19	300	350
Regions Financial, 5.75%, 6/15/15	205	210
Royal Bank of Scotland, 4.375%, 3/16/16	300	308
Royal Bank of Scotland, 5.625%, 8/24/20	550	565

Societe Generale, 2.50%, 1/15/14 (1)	630	635
Standard Chartered, 3.85%, 4/27/15 (1)	315	326
SunTrust Banks, 3.60%, 4/15/16	200	203
Svenska Handelsbanken, 4.875%, 6/10/14 (1)	400	432
U.S. Bancorp, 4.20%, 5/15/14	430	461
U.S. Bank, 4.95%, 10/30/14	200	218
U.S. Bank, 6.375%, 8/1/11	150	152
UBS Stamford, 2.25%, 8/12/13	250	254
UBS Stamford, 2.25%, 1/28/14 (3)	300	303
UBS Stamford, 4.875%, 8/4/20	250	256
Wachovia, 5.50%, 8/1/35	250	245
Wachovia, 5.75%, 2/1/18	1,575	1,746
Wachovia Bank, 4.875%, 2/1/15	150	161
Wells Fargo, 5.00%, 11/15/14	205	221
Wells Fargo, 5.125%, 9/1/12 (3)	350	368
Westpac Banking, 2.90%, 9/10/14 (1)(2)(3)	570	594
Westpac Banking, 4.20%, 2/27/15	300	317
		37,826
Brokerage 0.3%		
Ameriprise Financial, 7.30%, 6/28/19	165	200
BlackRock, 5.00%, 12/10/19	500	533
Jefferies Group, 3.875%, 11/9/15	505	511
Jefferies Group, 5.875%, 6/8/14	80	87
Jefferies Group, 6.25%, 1/15/36	200	189
Raymond James Financial, 4.25%, 4/15/16	225	230
		1,750
Finance Companies 1.0%		
Discover Financial Servicers, 10.25%, 7/15/19	550	727

GE Capital, 4.80%, 5/1/13	525	560
GE Capital, 5.30%, 2/11/21 (3)	505	523
GE Capital, 5.50%, 1/8/20	400	429
GE Capital, 5.625%, 5/1/18	850	930
GE Capital, 5.90%, 5/13/14	160	178
GE Capital, 6.00%, 6/15/12	500	530
GE Capital, 6.00%, 8/7/19	825	917
GE Capital, 6.75%, 3/15/32 (3)	320	360
SLM Corporation, 6.25%, 1/25/16	420	446
SLM Corporation, 8.45%, 6/15/18	300	341
		5,941
Financial Other 0.1%		
CME Group, 5.40%, 8/1/13	300	327
		327
Insurance 1.0%		
ACE INA Holdings, 5.70%, 2/15/17	150	168
ACE INA Holdings, 5.90%, 6/15/19 (3)	150	168
Aflac, 3.45%, 8/15/15 (3)	190	193
Aflac, 8.50%, 5/15/19	350	428
Allstate, 6.125%, 12/15/32	150	161
Berkshire Hathaway Finance, 5.40%, 5/15/18 (3)	300	334
CNA Financial, 5.875%, 8/15/20	600	635
Lincoln National, 8.75%, 7/1/19	210	270
Markel, 7.125%, 9/30/19	425	485
MetLife, 4.75%, 2/8/21	250	254
MetLife, 5.375%, 12/15/12	400	427
MetLife Global Funding I, 5.125%, 6/10/14 (1)	160	174
Pacific Life, 6.00%, 2/10/20 (1)	460	496

Pricoa Global Funding I, 5.625%, 5/24/11 (1)	340	341
Principal Financial Group, 8.875%, 5/15/19	225	288
Principal Life Global Funding I, 5.25%, 1/15/13 (1)	100	107
Principal Life Income Funding, 5.30%, 12/14/12	250	266
Prudential Financial, 5.40%, 6/13/35	375	360
Prudential Financial, 6.20%, 1/15/15	90	100
The Travelers Companies, 3.90%, 11/1/20 (3)	140	135
The Travelers Companies, 6.25%, 6/15/37	225	246
UNUM Group, 5.625%, 9/15/20	150	156
		6,192
Real Estate Investment Trusts 0.7%		
AMB Property, 4.50%, 8/15/17	300	303
AMB Property, 6.625%, 12/1/19	355	395
Arden Realty, 5.25%, 3/1/15	115	124
AvalonBay Communities, 5.70%, 3/15/17	300	336
AvalonBay Communities, 5.75%, 9/15/16	110	124
Duke Realty, 6.25%, 5/15/13	134	145
ERP Operating, 5.25%, 9/15/14	125	137
ERP Operating, 5.375%, 8/1/16	105	115
Hospitality Properties Trust, 7.875%, 8/15/14 (3)	350	394
Kilroy Realty, 5.00%, 11/3/15	600	624
Regency Centers, 5.875%, 6/15/17	225	248
Simon Property Group, 5.75%, 12/1/15	150	168
Simon Property Group, 10.35%, 4/1/19	100	139
WEA Finance, 6.75%, 9/2/19 (1)	300	347
WEA Finance, 7.50%, 6/2/14 (1)	290	332
		3,931
Total Financial Institutions		55,967

INDUSTRIAL 10.4%

Basic Industry 1.1%

Air Products & Chemicals, 4.15%, 2/1/13	175	183
Air Products & Chemicals, 4.375%, 8/21/19 (3)	100	103
Allegheny Technologies, 5.95%, 1/15/21	170	182
Arcelormittal, 3.75%, 8/5/15	650	666
Arcelormittal, 5.375%, 6/1/13	325	347
Barrick Gold, 5.80%, 11/15/34	200	202
Cliffs Natural Resources, 4.875%, 4/1/21	285	289
Dow Chemical, 4.25%, 11/15/20	185	181
Dow Chemical, 8.55%, 5/15/19	750	962
Du Pont de Nemours, 5.00%, 1/15/13	50	53
Du Pont de Nemours, 5.25%, 12/15/16	200	225
Inco Limited, 7.75%, 5/15/12	100	107
Lubrizol, 5.50%, 10/1/14	200	224
Newmont Mining, 6.25%, 10/1/39	400	430
Praxair, 5.25%, 11/15/14	350	393
Praxair, 6.375%, 4/1/12	104	110
Rio Tinto Finance, 6.50%, 7/15/18	325	381
Rio Tinto Finance, 8.95%, 5/1/14	315	381
Teck Resources Limited, 6.00%, 8/15/40	600	618
Vale Overseas Limited, 6.875%, 11/21/36	560	604
		6,641

Capital Goods 0.6%

Caterpillar Financial Services, 4.25%, 2/8/13	300	318
Caterpillar Financial Services, 4.75%, 2/17/15 (3)	175	192
Emerson Electric, 4.50%, 5/1/13	255	273
Holcim, 6.00%, 12/30/19 (1)	500	534

Honeywell International, 5.30%, 3/1/18	100	112
John Deere Capital, 5.35%, 1/17/12	300	310
Lockheed Martin, 5.72%, 6/1/40 (1)(3)	63	65
Lockheed Martin, 6.15%, 9/1/36	100	110
Lockheed Martin, 7.65%, 5/1/16	250	306
Raytheon, 7.20%, 8/15/27	200	250
Republic Services, 5.50%, 9/15/19	240	261
Roper Industries, 6.25%, 9/1/19	250	279
United Technologies, 7.50%, 9/15/29	255	331
Waste Management, 6.10%, 3/15/18	400	452
		3,793
Communications 2.9%		
Alltel, 7.00%, 3/15/16	11	13
America Movil, 5.50%, 3/1/14	350	385
America Movil, 5.625%, 11/15/17	100	113
America Movil, 6.125%, 3/30/40	175	187
America Movil, 6.375%, 3/1/35	300	329
American Tower, 7.25%, 5/15/19	500	565
American Tower Trust, 5.42%, 4/15/37 (1)	500	542
AT&T, 4.95%, 1/15/13	400	426
AT&T, 5.10%, 9/15/14	825	910
AT&T, 5.35%, 9/1/40 (1)	121	113
AT&T, 6.55%, 2/15/39	250	270
AT&T Broadband, 8.375%, 3/15/13	170	191
BellSouth, 6.875%, 10/15/31	21	23
British Sky Broadcasting, 6.10%, 2/15/18 (1)	300	337
Cellco Partners/Verizon Wireless, 5.55%, 2/1/14	330	364
Cellco Partners/Verizon Wireless, 8.50%, 11/15/18	400	520
Comcast, 6.95%, 8/15/37	540	607

Vodafone Airtouch, 7.875%, 2/15/30	10	13
Vodafone Group, 5.625%, 2/27/17	150	168
		16,924
Consumer Cyclical 1.1%		
American Honda Finance, 3.50%, 3/16/15 (1)	200	207
American Honda Finance, 4.625%, 4/2/13 (1)	400	424
Costco Wholesale, 5.50%, 3/15/17	200	231
DaimlerChrysler, 8.50%, 1/18/31	100	136
Home Depot, 5.40%, 3/1/16	200	224
Hyatt Hotels, 5.75%, 8/15/15 (1)	400	424
Hyundai Capital America, 3.75%, 4/6/16 (1)	350	348
Lowe's Companies, 5.00%, 10/15/15 (3)	250	280
Macy's, 5.35%, 3/15/12	200	204
McDonald's, 4.875%, 7/15/40 (3)	600	575
McDonald's, 5.30%, 3/15/17 (3)	125	141
O'Reilly Automotive, 4.875%, 1/14/21	700	702
RCI Banque, 3.40%, 4/11/14 (1)	325	329
RCI Banque, 4.60%, 4/12/16 (1)	225	228
Staples, 9.75%, 1/15/14	150	180
Target, 5.875%, 3/1/12 (3)	100	105
Target, 5.875%, 7/15/16	250	290
Time Warner, 4.70%, 1/15/21	575	582
Wal-Mart Stores, 5.25%, 9/1/35	450	445
Yum! Brands, 5.30%, 9/15/19 (3)	400	429
		6,484
Consumer Non-Cyclical 2.0%		
Altria Group, 8.50%, 11/10/13	350	409
AmerisourceBergen, 4.875%, 11/15/19	710	743

Amgen, 5.75%, 3/15/40	300	311
Anheuser-Busch InBev, 6.875%, 11/15/19	540	650
Bestfoods, 6.625%, 4/15/28	5	6
Bottling Group, 4.625%, 11/15/12	100	106
Bristol-Myers Squibb, 6.80%, 11/15/26	6	7
Bunge Finance, 5.90%, 4/1/17	200	217
Bunge Limited Finance, 5.10%, 7/15/15	115	122
Bunge Limited Finance, 8.50%, 6/15/19	265	321
Cardinal Health, 5.50%, 6/15/13	140	151
Church & Dwight, 3.35%, 12/15/15	130	132
Coca-Cola Refresh USA, 4.25%, 3/1/15	210	227
Coca-Cola Refresh USA, 8.50%, 2/1/12	15	16
Diageo Capital, 5.20%, 1/30/13 (3)	225	241
Eli Lilly, 4.20%, 3/6/14	280	302
Express Scripts, 3.125%, 5/15/16	285	286
Express Scripts, 6.25%, 6/15/14	180	202
General Mills, 5.70%, 2/15/17	200	227
Johnson & Johnson, 5.85%, 7/15/38 (3)	350	392
Kraft Foods, 5.375%, 2/10/20	600	649
Kroger, 5.00%, 4/15/13	200	214
Kroger, 7.50%, 1/15/14	150	171
Life Technologies, 3.50%, 1/15/16	900	912
Medtronic, 5.55%, 3/15/40	300	315
Novartis Capital, 4.40%, 4/24/20 (3)	350	366
PepsiAmericas, 4.875%, 1/15/15	125	138
PepsiCo, 4.65%, 2/15/13	200	214
PepsiCo, 7.90%, 11/1/18	43	55
Pfizer, 5.35%, 3/15/15	350	394
Philip Morris International, 6.875%, 3/17/14	350	403

Reynolds American, 7.25%, 6/1/13	325	362
Roche Holdings, 5.00%, 3/1/14 (1)	286	313
SABMiller, 6.20%, 7/1/11 (1)	225	227
SABMiller, 6.50%, 7/15/18 (1)	150	175
Safeway, 5.00%, 8/15/19	335	346
Sanofi Aventis, 1.625%, 3/28/14	600	604
Sysco, 5.25%, 2/12/18	125	138
Teva Pharmaceutical Finance III, 1.70%, 3/21/14	500	500
		11,564

Energy 1.6%

Apache, 6.00%, 1/15/37	200	216
BP Capital Markets, 4.75%, 3/10/19	475	497
Canadian Natural Resources, 6.25%, 3/15/38	450	497
ConocoPhillips, 5.90%, 10/15/32 (3)	700	757
Devon Financing, 6.875%, 9/30/11	110	113
Devon Financing, 7.875%, 9/30/31	80	104
Diamond Offshore Drilling, 5.70%, 10/15/39	300	300
Diamond Offshore Drilling, 5.875%, 5/1/19	125	139
EnCana, 5.90%, 12/1/17	230	263
EOG Resources, 6.875%, 10/1/18	350	419
Hess, 7.00%, 2/15/14	350	398
Hess, 7.875%, 10/1/29	200	252
Marathon Oil, 6.00%, 10/1/17	250	285
Marathon Oil, 6.60%, 10/1/37	90	100
Motiva Enterprises, 6.85%, 1/15/40 (1)	205	238
Nabors Industries, 5.00%, 9/15/20 (3)	400	406
Nabors Industries, 9.25%, 1/15/19	300	384
Noble Energy, 6.00%, 3/1/41	525	543
Noble Holding International, 3.45%, 8/1/15 (3)	155	160

Xerox, 8.25%, 5/15/14	135	159
		2,823
Transportation 0.5%		
Burlington Northern Santa Fe, 4.70%, 10/1/19	525	555
Burlington Northern Santa Fe, 5.65%, 5/1/17	90	102
Burlington Northern Santa Fe, 6.15%, 5/1/37	100	109
Canadian National Railway, 6.25%, 8/1/34	95	108
Canadian Pacific Railroad, 7.25%, 5/15/19	125	150
Continental Airlines, 4.75%, 1/12/21 (3)	215	210
Delta Air Lines, ETC, 4.95%, 5/23/19	210	209
ERAC USA Finance, 5.25%, 10/1/20 (1)	375	391
FedEx, 9.65%, 6/15/12	200	219
Norfolk Southern, 5.59%, 5/17/25	48	51
Norfolk Southern, 7.25%, 2/15/31	52	64
Norfolk Southern, 7.70%, 5/15/17	200	248
Southwest Airlines, 6.50%, 3/1/12	75	78
Union Pacific, 4.00%, 2/1/21 (3)	600	599
		3,093
Total Industrial		60,705
UTILITY 2.7%		
Electric 1.7%		
Alabama Power, 5.50%, 10/15/17 (3)	100	113
Allegheny Energy Supply, 6.75%, 10/15/39 (1)	90	89
Appalachian Power, 7.95%, 1/15/20	350	438
Black Hills, 6.50%, 5/15/13	50	54
Carolina Power & Light, 6.30%, 4/1/38 (3)	100	115
CenterPoint Energy Houston Electric, 6.95%, 3/15/33	100	119
Consolidated Natural Gas, 5.00%, 3/1/14	200	219

Consolidated Natural Gas, 6.25%, 11/1/11	15	15
Dominion Resources, 5.20%, 8/15/19 (3)	210	227
Duke Energy Carolinas, 5.30%, 2/15/40	725	734
EDP Finance, 4.90%, 10/1/19 (1)	325	291
Entergy Louisiana, 5.40%, 11/1/24	175	184
Exelon Generation, 6.25%, 10/1/39	205	208
FirstEnergy Solutions, 4.80%, 2/15/15	260	275
Florida Power, 6.35%, 9/15/37	170	194
FPL Group Capital, 5.35%, 6/15/13	300	321
Georgia Power, 5.25%, 12/15/15	200	225
Iberdrola Finance Ireland, 3.80%, 9/11/14 (1)	240	246
Kansas Gas & Electric, 6.70%, 6/15/19 (1)	155	178
MidAmerican Energy, 6.125%, 4/1/36	170	183
National Rural Utilities Cooperative Finance, 3.875%, 9/16/15	150	159
Nevada Power, 6.65%, 4/1/36	400	459
Niagara Mohawk, 4.881%, 8/15/19 (1)	585	621
Northeast Utilities, 5.65%, 6/1/13	200	216
Northern States Power, 5.25%, 7/15/35	145	148
NSTAR Electric, 4.875%, 4/15/14	100	109
Ohio Power, 5.375%, 10/1/21	450	486
Pacific Gas & Electric, 5.625%, 11/30/17	150	169
Pacific Gas & Electric, 6.25%, 3/1/39	165	178
PacifiCorp, 6.25%, 10/15/37	90	102
PECO Energy, 5.35%, 3/1/18 (3)	75	83
PECO Energy, 5.95%, 10/1/36	150	162
PPL Energy Supply, 6.40%, 11/1/11	50	51
Public Service Company of Colorado, 7.875%, 10/1/12	150	164
Public Service Electric & Gas, 5.375%, 11/1/39 (3)	250	254
Public Service Electric & Gas, 5.70%, 12/1/36	180	189

San Diego Gas & Electric, 6.125%, 9/15/37 (3)	170	194
Southern California Edison, 4.15%, 9/15/14	280	301
Southern California Edison, 4.65%, 4/1/15	200	218
Southern Company, 4.15%, 5/15/14	90	96
Tampa Electric, 6.15%, 5/15/37 (3)	200	221
Virginia Electric & Power, 6.00%, 5/15/37	250	274
West Penn Power, 5.95%, 12/15/17 (1)	200	226
Xcel Energy, 4.70%, 5/15/20	375	390
		9,898
Natural Gas 1.0%		
AGL Capital, 5.25%, 8/15/19	210	224
Atmos Energy, 8.50%, 3/15/19	105	132
Boardwalk Pipelines, 5.50%, 2/1/17	300	324
Buckeye Partners, 5.50%, 8/15/19	310	328
Buckeye Partners, 6.05%, 1/15/18	140	155
Enbridge, 4.90%, 3/1/15	150	163
Enbridge, 5.80%, 6/15/14	85	95
Enbridge Energy Partners, 5.20%, 3/15/20 (3)	225	237
Enbridge Energy Partners, 5.50%, 9/15/40 (3)	400	385
Enterprise Products Operations, 7.55%, 4/15/38	350	420
Kinder Morgan Finance, 5.70%, 1/5/16	175	184
Magellan Midstream Partners, 6.55%, 7/15/19	85	98
NiSource Finance, 6.125%, 3/1/22	310	341
NuStar Logistics, 4.80%, 9/1/20	275	275
Plains All American Pipeline, 5.75%, 1/15/20	450	489
Sempra Energy, 6.50%, 6/1/16	300	345
Southeast Supply Header, 4.85%, 8/15/14 (1)	150	158
Southern California Gas, 5.75%, 11/15/35	140	152
Spectra Energy Capital, 5.65%, 3/1/20 (3)	100	108

Texas Gas Transmission, 5.50%, 4/1/13 (1)	115	123
Williams Partners, 4.125%, 11/15/20	140	136
Williams Partners, 5.25%, 3/15/20	600	635
		5,507
Other Utility 0.0%		
Veolia Environnement, 6.00%, 6/1/18	200	224
		224
Total Utility		15,629
Total Corporate Bonds (Cost $122,562)		132,302
ASSET-BACKED SECURITIES 1.9%		
Car Loan 1.2%		
Ally Auto Receivables Trust Series 2011-2, Class A4 1.98%, 4/15/16	965	967
AmeriCredit Automobile Receivables Trust Series 2010-1, Class C 5.19%, 8/17/15	335	354
CarMax Auto Owner Trust Series 2010-1, Class A4 2.40%, 4/15/15	700	720
CarMax Auto Owner Trust Series 2011-1, Class A4 2.16%, 9/15/16	1,125	1,139
Ford Credit Auto Owner Trust Series 2009-E, Class A4 2.42%, 11/15/14	916	939
Ford Credit Auto Owner Trust Series 2011-A, Class A4 1.65%, 5/15/16	1,455	1,467
Honda Auto Receivables Owner Trust Series 2010-1, Class A4 1.98%, 5/23/16	225	229

NON-U.S. GOVERNMENT MORTGAGE-BACKED SECURITIES 4.6%

Collateralized Mortgage Obligations 0.1%		
Sequoia Mortgage Trust Series 2010-H1, Class A1, CMO, ARM 3.75%, 2/25/40	230	231
		231
Commercial Mortgage Backed Securities 4.5%		
Banc of America Commercial Mortgage Series 2003-1, Class A2 4.648%, 9/11/36	500	521
Banc of America Commercial Mortgage Series 2005-1, Class A5, VR 5.329%, 11/10/42	545	587
Banc of America Commercial Mortgage Series 2005-3, Class A2 4.501%, 7/10/43	495	498
Bear Stearns Commercial Mortgage Securities Series 2002-TOP8, Class A2 4.83%, 8/15/38	350	362
Bear Stearns Commercial Mortgage Securities Series 2004-PWR6, Class A4 4.521%, 11/11/41	1,100	1,118
Bear Stearns Commercial Mortgage Securities Series 2005-PWR8, Class A4 4.674%, 6/11/41	225	238
Bear Stearns Commercial Mortgage Securities Series 2005-PWR9, Class A-4A 4.871%, 9/11/42	1,000	1,068
Bear Stearns Commercial Mortgage Securities Series 2005-PWR9, Class AAB 4.804%, 9/11/42	526	552
Bear Stearns Commercial Mortgage Securities Series 2006-PW12, Class A4, VR 5.907%, 9/11/38	903	997

Bear Stearns Commercial Mortgage Securities Series 2006-PW13, Class A4 5.54%, 9/11/41	450	489
Bear Stearns Commercial Mortgage Securities Series 2007-PW17, Class A1 5.282%, 6/11/50	474	484
Bear Stearns Commercial Mortgage Securities Series 2007-T28, Class AAB 5.746%, 9/11/42	1,285	1,394
Citigroup/Deutsche Bank Commercial Mortgage Series 2005-CD1, Class A4, VR 5.396%, 7/15/44	575	625
Citigroup/Deutsche Bank Commercial Mortgage Series 2006-CD3, Class A5 5.617%, 10/15/48	1,000	1,095
Commercial Mortgage Loan Trust Series 2008-LS1, Class A3, VR 6.213%, 12/10/49	725	758
Commercial Mortgage PTC Series 2007-C9, Class A4, VR 6.008%, 12/10/49	500	554
Credit Suisse Mortgage Capital Certificates Series 2006-C4, Class A3 5.467%, 9/15/39	400	431
Goldman Sachs Mortgage Securities II Series 2006-GG6, Class A4, VR 5.553%, 4/10/38	2,000	2,182
Greenwich Capital Commercial Funding Series 2007-GG9, Class A4 5.444%, 3/10/39	1,200	1,309
Greenwich Capital Commercial Funding Series 2007-GG9, Class AAB 5.441%, 3/10/39	300	316
JPMorgan Chase Commercial Mortgage Securities Series 2005-LDP4, Class ASB, VR 4.824%, 10/15/42	303	317
JPMorgan Chase Commercial Mortgage Securities Series 2006-CB14, Class A4, VR 5.481%, 12/12/44	475	508

U.S. GOVERNMENT & AGENCY MORTGAGE-BACKED SECURITIES 34.5%

U.S. Government Agency Obligations 33.2% (4)

Federal Home Loan Mortgage		
4.00%, 8/1/25 - 12/1/40	2,094	2,152
4.50%, 5/1/19 - 9/1/40	16,585	17,089
5.00%, 10/1/18 - 8/1/40	11,420	12,088
5.50%, 3/1/18 - 10/1/38	7,744	8,362
6.00%, 12/1/13 - 8/1/38	3,412	3,745
6.50%, 4/1/16 - 1/1/36	866	984
7.00%, 11/1/30 - 6/1/32	11	13
7.50%, 4/1/15	1	1
Federal Home Loan Mortgage, ARM		
2.507%, 2/1/35	304	316
2.71%, 7/1/35	190	198
5.151%, 2/1/37	221	231
5.352%, 4/1/37	600	638
5.923%, 12/1/36	499	537
6.005%, 11/1/36	268	288
Federal National Mortgage Assn.		
3.50%, 11/1/25 - 2/1/26	1,564	1,586
4.00%, 12/1/20 - 4/1/41	21,049	21,212
4.50%, 4/1/19 - 4/1/41	32,389	33,598
5.00%, 10/1/18 - 7/1/40	34,293	36,466
5.50%, 1/1/17 - 6/1/38	18,144	19,667
6.00%, 5/1/21 - 1/1/39	17,331	19,125
6.50%, 4/1/15 - 9/1/38	4,427	5,007
7.00%, 10/1/15 - 11/1/36	184	210
7.50%, 10/1/25 - 5/1/31	28	32

U.S. GOVERNMENT AGENCY OBLIGATIONS (EXCLUDING MORTGAGE-BACKED) 30.7%

U.S. Government Agency Obligations 6.3% (5)

Federal Home Loan Bank, 1.625%, 3/20/13 (3)	2,500	2,547
Federal Home Loan Bank, 3.375%, 2/27/13 (3)	2,000	2,101
Federal Home Loan Bank, 5.125%, 8/14/13 (3)	115	126
Federal Home Loan Bank, 5.25%, 6/18/14 (3)	2,000	2,249
Federal Home Loan Bank, 5.375%, 5/18/16 (3)	4,800	5,546
Federal Home Loan Mortgage, 1.625%, 4/15/13	1,575	1,605
Federal Home Loan Mortgage, 2.50%, 5/27/16 (3)	4,500	4,573
Federal Home Loan Mortgage, 4.50%, 7/15/13	500	540
Federal Home Loan Mortgage, 4.50%, 1/15/14	1,250	1,366
Federal National Mortgage Assn., 0.75%, 12/18/13	5,000	4,969
Federal National Mortgage Assn., 1.00%, 4/4/12	3,000	3,020
Federal National Mortgage Assn., 1.50%, 6/26/13	300	305
Federal National Mortgage Assn., 1.75%, 2/22/13 (3)	1,500	1,531
Federal National Mortgage Assn., 2.375%, 4/11/16	1,600	1,619
Federal National Mortgage Assn., 2.75%, 2/5/14 (3)	2,000	2,092
Federal National Mortgage Assn., 4.125%, 4/15/14	400	435
Federal National Mortgage Assn., 6.25%, 5/15/29	342	417
Federal National Mortgage Assn., 6.625%, 11/15/30	500	637
Private Export Funding, 3.55%, 4/15/13	550	580
Tennessee Valley Authority, 4.75%, 8/1/13	200	217
		36,475

U.S. Treasury Obligations 24.4%

U.S. Treasury Bonds, 3.50%, 2/15/39	5,000	4,273
U.S. Treasury Bonds, 3.875%, 8/15/40 (3)	3,525	3,215
U.S. Treasury Bonds, 4.50%, 2/15/36	4,410	4,529
U.S. Treasury Bonds, 4.625%, 2/15/40	3,650	3,790

U.S. Treasury Bonds, 4.75%, 2/15/41	1,100	1,165
U.S. Treasury Bonds, 5.25%, 2/15/29	2,214	2,537
U.S. Treasury Bonds, 5.375%, 2/15/31 (3)	600	698
U.S. Treasury Bonds, 5.50%, 8/15/28 (3)	146	172
U.S. Treasury Bonds, 6.125%, 11/15/27	543	682
U.S. Treasury Bonds, 6.25%, 8/15/23	605	760
U.S. Treasury Bonds, 6.25%, 5/15/30	163	209
U.S. Treasury Bonds, 6.50%, 11/15/26	100	130
U.S. Treasury Bonds, 7.25%, 5/15/16	505	634
U.S. Treasury Bonds, 7.25%, 8/15/22	235	317
U.S. Treasury Bonds, 7.50%, 11/15/16	450	576
U.S. Treasury Bonds, 8.125%, 8/15/19 (3)	590	818
U.S. Treasury Bonds, 8.50%, 2/15/20 (3)	12	17
U.S. Treasury Bonds, 8.75%, 5/15/17 (3)	275	375
U.S. Treasury Bonds, 9.25%, 2/15/16 (3)	20	27
U.S. Treasury Bonds, 9.875%, 11/15/15	180	245
U.S. Treasury Notes, 0.375%, 9/30/12 (3)	2,000	2,000
U.S. Treasury Notes, 0.75%, 3/31/13 (3)	4,500	4,515
U.S. Treasury Notes, 1.125%, 1/15/12	2,000	2,013
U.S. Treasury Notes, 1.375%, 4/15/12	10,450	10,561
U.S. Treasury Notes, 1.375%, 11/15/12	3,000	3,044
U.S. Treasury Notes, 1.50%, 12/31/13	14,415	14,656
U.S. Treasury Notes, 1.75%, 11/15/11	2,515	2,537
U.S. Treasury Notes, 1.875%, 4/30/14 (3)	5,255	5,387
U.S. Treasury Notes, 2.00%, 11/30/13	2,995	3,084
U.S. Treasury Notes, 2.125%, 11/30/14	8,830	9,083
U.S. Treasury Notes, 2.125%, 5/31/15	7,200	7,364
U.S. Treasury Notes, 2.125%, 2/29/16 (3)	2,400	2,426
U.S. Treasury Notes, 2.50%, 3/31/13	7,250	7,518

U.S. Treasury Notes, 2.50%, 3/31/15	10,165	10,570
U.S. Treasury Notes, 2.625%, 12/31/14	1,100	1,150
U.S. Treasury Notes, 2.625%, 4/30/16	5,385	5,555
U.S. Treasury Notes, 2.625%, 8/15/20	2,150	2,046
U.S. Treasury Notes, 2.75%, 10/31/13	2,000	2,097
U.S. Treasury Notes, 3.125%, 4/30/13 (3)	275	289
U.S. Treasury Notes, 3.125%, 5/15/19	850	862
U.S. Treasury Notes, 3.50%, 5/31/13 (3)	4,850	5,140
U.S. Treasury Notes, 3.625%, 2/15/20	1,875	1,951
U.S. Treasury Notes, 3.625%, 2/15/21 (3)	6,950	7,144
U.S. Treasury Notes, 3.75%, 11/15/18	2,785	2,968
U.S. Treasury Notes, 3.875%, 2/15/13	100	106
U.S. Treasury Notes, 4.00%, 2/15/15	200	219
U.S. Treasury Notes, 4.25%, 8/15/13	920	994
U.S. Treasury Notes, 4.50%, 3/31/12	1,375	1,428
U.S. Treasury Notes, 4.625%, 2/15/17	250	282
		142,158
Total U.S. Government Agency Obligations (Excluding Mortgage-Backed) (Cost $174,539)		178,633

FOREIGN GOVERNMENT OBLIGATIONS & MUNICIPALITIES 3.1%

Government Guaranteed 1.0%

Export Development, 2.375%, 3/19/12	350	356
Export Development, 4.50%, 10/25/12	350	370
KfW, 1.25%, 10/26/15	1,000	966
KfW, 2.25%, 4/16/12 (3)	500	509
KfW, 3.75%, 6/27/11	1,100	1,106
KfW, 4.00%, 10/15/13	300	321

KfW, 4.00%, 1/27/20 (3)	525	555
KfW, 4.875%, 1/17/17	300	336
Landwirtschaftliche Rentenbank, 4.875%, 11/16/15	450	501
Societe de Financement de l'Economie Francaise 2.375%, 3/26/12 (1)(2)	500	505
		5,525
Government Sponsored 0.0%		
Eksportfinans, 5.00%, 2/14/12	250	259
		259
Local Authorities 0.5%		
Hydro-Quebec, 7.50%, 4/1/16 (3)	100	122
Hydro-Quebec, 8.00%, 2/1/13	11	12
Province of British Columbia, 2.85%, 6/15/15	500	519
Province of Manitoba, 2.125%, 4/22/13	550	564
Province of New Brunswick, 5.20%, 2/21/17	400	455
Province of Newfoundland, 7.32%, 10/13/23	4	5
Province of Newfoundland, 8.65%, 10/22/22	4	6
Province of Nova Scotia, 5.75%, 2/27/12	354	368
Province of Ontario, 2.625%, 1/20/12	300	305
Province of Quebec, 4.625%, 5/14/18 (3)	140	154
Province of Quebec, 7.50%, 9/15/29	104	140
		2,650
Owned No Guarantee 0.5%		
Abu Dhabi National Energy, 5.62%, 10/25/12 (1)	225	235
Codelco, 3.75%, 11/4/20 (1)	285	270
Mubadala, 5.75%, 5/6/14 (1)	250	273
Petrobras International Finance, 5.875%, 3/1/18 (3)	250	268
Petroleos Mexicanos, 4.875%, 3/15/15	400	429
Petroleos Mexicanos, 6.00%, 3/5/20	250	267

New York 0.4%		
Dormitory Auth. of the State of New York, Personal Income Tax Build America 5.628%, 3/15/39	700	705
Metropolitan Transportation Auth., Build America 5.871%, 11/15/39	500	475
Metropolitan Transportation Auth., Dedicated Tax Fund Build America, 7.336%, 11/15/39	145	175
New York City Municipal Water Fin. Auth., Build America 6.011%, 6/15/42	165	178
New York City Transitional Fin. Auth., Build America 5.508%, 8/1/37	700	703
		2,236
Oregon 0.0%		
Oregon DOT, Build America, 5.834%, 11/15/34	250	263
		263
Texas 0.2%		
Texas, Build America, 5.517%, 4/1/39	700	734
Texas Transportation Commission, Build America 5.178%, 4/1/30	395	401
		1,135
Utah 0.2%		
Utah, Build America, 4.554%, 7/1/24	600	622
Utah Transit Auth., Build America, 5.937%, 6/15/39	560	602
		1,224
Virginia 0.2%		
Virginia Public Building Auth., 5.90%, 8/1/30	600	649
Virginia Transportation Board, Build America, 5.35%, 5/15/35	480	481
		1,130
Total Municipal Securities (Cost $10,382)		10,767

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

Statement of Changes in Net Assets

($000s)

	6 Months Ended 4/30/11	Year Ended 10/31/10
Increase (Decrease) in Net Assets		
Operations		
Net investment income	$ 10,165	$ 20,218
Net realized gain	1,483	2,885
Change in net unrealized gain (loss)	(11,894)	17,394
Increase (decrease) in net assets from operations	(246)	40,497
Distributions to shareholders		
Net investment income	(10,694)	(20,804)
Net realized gain	(109)	–
Decrease in net assets from distributions	(10,803)	(20,804)
Capital share transactions*		
Shares sold	92,695	270,633
Distributions reinvested	9,627	19,197
Shares redeemed	(124,005)	(145,186)
Redemption fees received	24	49
Increase (decrease) in net assets from capital share transactions	(21,659)	144,693
Net Assets		
Increase (decrease) during period	(32,708)	164,386
Beginning of period	614,817	450,431
End of period	**$ 582,109**	**$ 614,817**
Overdistributed net investment income	(699)	(170)
*Share information		
Shares sold	8,332	24,372
Distributions reinvested	864	1,723
Shares redeemed	(11,158)	(13,064)
Increase (decrease) in shares outstanding	(1,962)	13,031

The accompanying notes are an integral part of these financial statements.

Unaudited

NOTES TO FINANCIAL STATEMENTS

T. Rowe Price U.S. Bond Enhanced Index Fund, Inc. (the fund), formerly the T. Rowe Price U.S. Bond Index Fund, is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund commenced operations on November 30, 2000. Effective May 6, 2011, the fund’s investment objective was modified to reflect a more active management style; the fund seeks to provide a total return that matches or incrementally exceeds the performance of the U.S. investment-grade bond market.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), which require the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Paydown gains and losses are recorded as an adjustment to interest income. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid monthly. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Redemption Fees A 0.5% fee is assessed on redemptions of fund shares held for 90 days or less to deter short-term trading and to protect the interests of long-term shareholders. Redemption fees are withheld from proceeds that shareholders receive from the sale or exchange of fund shares. The fees are paid to the fund and are recorded as an increase to paid-in capital. The fees may cause the redemption price per share to differ from the net asset value per share.

NOTE 2 - VALUATION

The fund’s financial instruments are reported at fair value as defined by GAAP. The fund determines the values of its assets and liabilities and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business.

Valuation Methods Debt securities are generally traded in the over-the-counter (OTC) market. Securities with remaining maturities of one year or more at the time of acquisition are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with remaining maturities of less than one year at the time of acquisition generally use amortized cost in local currency to approximate fair value. However, if amortized cost is deemed not to reflect fair value or the fund holds a significant amount of such securities with remaining maturities of more than 60 days, the securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.

Other investments, including restricted securities, and those financial instruments for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

Valuation Inputs Various inputs are used to determine the value of the fund’s financial instruments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical financial instruments

Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar financial instruments, interest rates, prepayment speeds, and credit risk)

Level 3 – unobservable inputs

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund’s own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level. The following table summarizes the fund’s financial instruments, based on the inputs used to determine their values on April 30, 2011:

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

TBA Purchase and Sale Commitments During the six months ended April 30, 2011, the fund entered into to be announced (TBA) purchase and/or sale commitments, pursuant to which it agrees to purchase or sell, respectively, mortgage-backed securities for a fixed unit price, with payment and delivery at a scheduled future date beyond the customary settlement period for such mortgage-backed securities. With TBA transactions, the particular securities to be delivered are not identified at the trade date; however, delivered securities must meet specified terms, including issuer, rate, and mortgage term, and be within industry-accepted “good delivery” standards. The fund generally enters into TBA purchase transactions with the intention of taking possession of the underlying mortgage securities; however, for either purchase or sale transactions, the fund also may extend the settlement by “rolling” the transaction. Until settlement, the fund maintains cash reserves and liquid assets sufficient to settle its TBA commitments.

Dollar Rolls During the six months ended April 30, 2011, the fund entered into dollar roll transactions, pursuant to which it sells a mortgage-backed TBA or security and simultaneously purchases a similar, but not identical, TBA with the same issuer, rate, and terms. The fund may execute a “roll” to obtain better underlying mortgage securities or to enhance returns. The fund generally enters into dollar roll transactions with the intention of taking possession of the underlying mortgage securities, but may close a contract prior to settlement or “roll” settlement to a later date if deemed to be in the best interest of shareholders. Actual mortgages received by the fund may be less favorable than those anticipated. The fund accounts for dollar roll transactions as purchases and sales, which has the effect of increasing its portfolio turnover rate.

Securities Lending The fund lends its securities to approved brokers to earn additional income. It receives as collateral cash and U.S. government securities valued at 102% to 105% of the value of the securities on loan. Cash collateral is invested by the fund’s lending agent(s) in accordance with investment guidelines approved by management. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities or if collateral investments decline in value. Securities lending revenue recognized by the fund consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower and compensation to the lending agent. In accordance with GAAP, investments made with cash collateral are reflected in the accompanying financial statements, but collateral received in the form of securities are not. On April 30, 2011, the value of loaned securities was $29,593,000 and cash collateral investments totaled $30,432,000.

Other Purchases and sales of portfolio securities other than short-term and U.S. government securities aggregated $38,503,000 and $17,098,000, respectively, for the six months ended April 30, 2011. Purchases and sales of U.S. government securities aggregated $138,924,000 and $188,182,000, respectively, for the six months ended April 30, 2011.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

At April 30, 2011, the cost of investments for federal income tax purposes was $596,293,000. Net unrealized gain aggregated $24,004,000 at period-end, of which $25,593,000 related to appreciated investments and $1,589,000 related to depreciated investments.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management and administrative agreement between the fund and Price Associates provides for an all-inclusive annual fee equal to 0.30% of the fund’s average daily net assets. The fee is computed daily and paid monthly. The all-inclusive fee covers investment management, shareholder servicing, transfer agency, accounting, and custody services provided to the fund, as well as fund directors’ fees and expenses; interest, taxes, brokerage commissions, and extraordinary expenses are paid directly by the fund.

Additionally, the fund is one of several mutual funds in which certain college savings plans managed by Price Associates may invest. As approved by the fund’s Board of Directors, shareholder servicing costs associated with each college savings plan are allocated to the fund in proportion to the average daily value of its shares owned by the college savings plan. Shareholder servicing costs allocated to the fund are borne by Price Associates, pursuant to the fund’s all-inclusive fee agreement. At April 30, 2011, approximately 6% of the outstanding shares of the fund were held by college savings plans.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The T. Rowe Price Reserve Investment Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Investment Funds pay no investment management fees.

As of April 30, 2011, T. Rowe Price Group, Inc., and/or its wholly owned subsidiaries owned 818,219 shares of the fund, representing 2% of the fund’s net assets.

NOTE 6 - SUBSEQUENT EVENT

Effective May 6, 2011, the T. Rowe Price U.S. Bond Index Fund was renamed the T. Rowe Price U.S. Bond Enhanced Index Fund and its investment objective was revised in order to reflect a more active management style.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov. The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Our Company” at the top of our corporate homepage. Then, when the next page appears, click on the words “Proxy Voting Policies” on the left side of the page.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the directions above, then click on the words “Proxy Voting Records” on the right side of the Proxy Voting Policies page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

On March 9, 2011, the fund’s Board of Directors (Board) unanimously approved the continuation of the investment advisory contract (Contract) between the fund and its investment advisor, T. Rowe Price Associates, Inc. (Advisor). The Board considered a variety of factors in connection with its review of the Contract, also taking into account information provided by the Advisor during the course of the year, as discussed below:

Services Provided by the Advisor
The Board considered the nature, quality, and extent of the services provided to the fund by the Advisor. These services included, but were not limited to, management of the fund’s portfolio and a variety of related activities, as well as financial and administrative services, reporting, and communications. The Board also reviewed the background and experience of the Advisor’s senior management team and investment personnel involved in the management of the fund. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Advisor.

Investment Performance of the Fund
The Board reviewed the fund’s average annual total returns over the 1-, 3-, 5-, and 10-year periods, as well as the fund’s year-by-year returns, and compared these returns with a wide variety of previously agreed upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data. On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the relative market conditions during certain of the performance periods, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Advisor under the Contract and other benefits that the Advisor (and its affiliates) may have realized from its relationship with the fund, including research received under “soft dollar” agreements and commission-sharing arrangements with broker-dealers. The Board considered that the Advisor may receive some benefit from soft-dollar arrangements pursuant to which research is received from broker-dealers that execute the applicable fund’s portfolio transactions. The Board also received information on the estimated costs incurred and profits realized by the Advisor and its affiliates from advising T. Rowe Price mutual funds. The Board did not review information regarding profits realized from managing the fund in particular because the fund had not achieved sufficient scale in terms of portfolio asset size to produce meaningful profit margin percentages. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the fund.

The Board also considered whether the fund or other funds benefit under the fee levels set forth in the Contract from any economies of scale realized by the Advisor. The Board noted that, under the Contract, the fund pays the Advisor a single fee based on the fund’s assets and that the Advisor, in turn, pays all expenses of the fund, with certain exceptions. The Board concluded that, based on the profitability data it reviewed and consistent with this single-fee structure, the Contract provided for a reasonable sharing of any benefits from economies of scale with the fund.

Fees
The Board reviewed the fund’s single-fee structure and compared it with fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board indicated that the fund’s management fee rate was at or below the median for comparable funds and the fund’s total expense ratio was below the median for comparable funds. (For these purposes, the Board assumed the fund’s management fee rate was equal to the single fee less the fund’s operating expenses.) The Board also reviewed the fee schedules for institutional accounts of the Advisor and its affiliates with similar mandates. Management provided the Board with information about the Advisor’s responsibilities and services provided to institutional account clients, which are more limited than its responsibilities for the fund and other T. Rowe Price mutual funds that it advises, and showing that the Advisor performs significant additional services and assumes greater risk for the fund and other T. Rowe Price mutual funds that it advises than it does for institutional account clients. On the basis of the information provided, the Board concluded that the fees paid by the fund under the Contract were reasonable.

Approval of the Contract
As noted, the Board approved the continuation of the Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board was assisted by the advice of independent legal counsel and concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund to approve the continuation of the Contract (including the fees to be charged for services thereunder).

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price U.S. Bond Enhanced Index Fund, Inc.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	June 16, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	June 16, 2011

By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date	June 16, 2011